COUNTERPATH CORPORATION
PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from CounterPath Corporation (the “Issuer”) that number of common shares of the Issuer (each, a “Share”) set out below at a price of $2.05 per Share.  The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Shares”.

Subscriber Information _________________________________________________________________	Shares to be Purchased _________________________________________________________________
(Name of Subscriber)	(Number of Shares)

Account Reference (if applicable): __________________________________
X_______________________________________________________________ (Signature of Subscriber – if the Subscriber is an Individual)	Total Subscription Price: ____________________________________________ (the “Subscription Amount”, plus wire fees if applicable)

_________________________________________________________________
(Signature of Authorized Signatory – if the Subscriber is not an Individual)

_________________________________________________________________
(Name and Title  of Authorized Signatory – if the Subscriber is not an Individual)

_________________________________________________________________
(SIN, SSN, or other Tax Identification Number of the Subscriber)

_________________________________________________________________
(Subscriber’s Address, including postal or zip code)

_________________________________________________________________

_________________________________________________________________
(Telephone Number)                                                        (Email Address)

Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.

_________________________________________________________________
(Name of Disclosed Principal)

_________________________________________________________________
(Address of Disclosed Principal)

 _________________________________________________________________
(Account Reference, if applicable)

 _________________________________________________________________
(SIN, SSN, or other Tax Identification Number of Disclosed Principal)

Register the Shares as set forth below:

_________________________________________________________________
(Name to Appear on Share Certificate)

_________________________________________________________________
(Account Reference, if applicable)

 _________________________________________________________________
(Address, including postal or zip code)

Deliver the Shares as set forth below:

 _________________________________________________________________
(Attention - Name)

 _________________________________________________________________
(Account Reference, if applicable)

_________________________________________________________________
(Street Address, including postal or zip code – no PO Boxes permitted)

 _________________________________________________________________
(Telephone Number)

Number and kind of securities of the Issuer held, directly or indirectly, or over which control or direction is exercised by, the Subscriber, if any (i.e., shares, warrants, options):   _________________________________________________________________

_________________________________________________________________

1. State whether the Subscriber is an Insider of the Issuer: Yes No 2. State whether the Subscriber is a registrant: Yes No
State whether the Subscriber (or the Authorized Signatory of the Subscriber) has read and fully understands the Canadian Investor Questionnaire attached as Exhibit A to this Private Placement Subscription Agreement:  Yes       ☐               No   ☐

ACCEPTANCE
The Issuer hereby accepts the Subscription (as defined herein) on the terms and conditions contained in this private placement subscription agreement (this “Agreement”) as of the _____ day of December, 2016 (the “Closing Date”).
COUNTERPATH CORPORATION

Per:         _________________________________________________________________
 Authorized Signatory
Address:               Suite 300, One Bentall Centre
505 Burrard Street
Vancouver, BC  V7X 1M3
Fax:                        (604) 320-3399
Email:                    dkarp@counterpath.com
Attention:             David Karp

TERMS AND CONDITIONS OF SUBSCRIPTION FOR SHARES
1.	Subscription
1.1                          On the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase such number of Shares as is set forth on page 1 of this Agreement at a price of $2.05 per Share for the Subscription Amount shown on page 1 of this Agreement, which is tendered herewith (such subscription and agreement to purchase being the “Subscription”), and the Issuer agrees to sell the Shares to the Subscriber, effective upon the Issuer’s acceptance of this Agreement.
1.2                          The Subscriber acknowledges that the Shares have been offered to the Subscriber as part of an offering by the Issuer of additional Shares to other subscribers (the “Offering”).
1.3                          All dollar amounts referred to in this Agreement are in lawful money of the United States of America, unless otherwise indicated.
2.	Payment
2.1                          The Subscription Amount must accompany this Subscription and will be paid: (i) if the Subscriber is drawing funds from a Canadian bank to pay for this Subscription, by a certified cheque or bank draft drawn on a Canadian chartered bank or by wire transfer to the Issuer pursuant to wiring instructions to be provided by the Issuer upon request from the Subscriber; or (ii) if the Subscriber is drawing funds from any source other than a Canadian chartered bank to pay for this Subscription, then only by wire transfer to the Issuer pursuant to wiring instructions to be provided by the Issuer upon request from the Subscriber. If the Subscription Amount is wired or sent to Clark Wilson LLP (the “Issuer’s Counsel”), the Subscriber irrevocably authorizes the Issuer’s Counsel to immediately deliver the Subscription Amount to the Issuer upon receipt of the Subscription Amount from the Subscriber, notwithstanding that such delivery may be made by the Issuer’s Counsel to the Issuer prior to the closing of the Offering (the “Closing”). The Subscriber authorizes the Issuer to treat the Subscription Amount as an interest free loan until the Closing.
2.2                          The Subscriber acknowledges and agrees that this Agreement, the Subscription Amount and any other documents delivered in connection herewith will be held by or on behalf of the Issuer.  In the event that this Agreement is not accepted by the Issuer for whatever reason, which the Issuer expressly reserves the right to do, the Issuer will return the Subscription Amount (without interest thereon) to the Subscriber at the address of the Subscriber as set forth on page 1 of this Agreement, or as otherwise directed by the Subscriber.
3.	Documents Required from Subscriber
3.1                          The Subscriber must complete, sign and return to the Issuer the following documents:
(a)	this Agreement;
(b)
the Canadian Investor Questionnaire (the “Questionnaire”) attached as Exhibit A that starts on page 14, along with any additional evidence that may be requested by the Issuer to verify the information provided in the Questionnaire; and

(c)	such other supporting documentation that the Issuer or the Issuer’s Counsel may request to establish the Subscriber’s qualification as a qualified investor,

and the Subscriber acknowledges and agrees that the Issuer will not consider the Subscription for acceptance unless the Subscriber has provided all of such documents to the Issuer.
3.2                        As soon as practicable upon any request by the Issuer, the Subscriber will complete, sign and return to the Issuer any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities or applicable laws.
3.3                         The Issuer and the Subscriber acknowledge and agree that the Issuer’s Counsel has acted as counsel only to the Issuer and is not protecting the rights and interests of the Subscriber.  The Subscriber acknowledges and agrees that the Issuer and the Issuer’s Counsel have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Issuer and the Issuer’s Counsel that the Subscriber has sought independent legal advice or waives such advice.
4.	Conditions and Closing
4.1                          The Closing Date will occur on such date as may be determined by the Issuer in its sole discretion.  The Issuer may, at its discretion, elect to close the Offering in one or more closings.
4.2                          The Closing is conditional upon and subject to:
(a)	the Issuer having obtained all necessary approvals and consents, including regulatory approvals for the Offering;
(b)
the issue and sale of the Shares being exempt from the requirement to file a prospectus and the requirement to deliver an offering memorandum under applicable securities laws relating to the sale of the Shares, or the Issuer having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum; and

(c)	the Issuer having obtained approval of the Toronto Stock Exchange for the Offering.
4.3                          The Subscriber acknowledges that the certificates representing the Shares will be available for delivery within two business days of the Closing Date, provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Issuer has accepted this Agreement.
5.	Acknowledgements and Agreements of the Subscriber
5.1                          The Subscriber acknowledges and agrees that:
(a)
none of the Shares have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any U.S. Person (as defined in Section 6.2), except in accordance with the provisions of Regulation S under the 1933 Act (“Regulation S”), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)	the Issuer has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act or any other securities legislation;
(c)
the Issuer will refuse to register the transfer of any of the Shares to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable laws;

(d)
the decision to execute this Agreement and acquire the Shares has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which has been filed by the Issuer with any Canadian provincial securities commissions and the United States Securities and Exchange Commission (collectively, the “Public Record”);

(e)
the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements of the Subscriber contained in this Agreement and the Questionnaire and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber will promptly notify the Issuer;

(f)	there are risks associated with the purchase of the Shares, as more fully described in the Issuer’s periodic disclosure forming part of the Public Record;
(g)
the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuer in connection with the distribution of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

(h)
a portion of this Offering may be sold pursuant to an agreement between the Issuer and one or more agents registered in accordance with applicable securities laws, in which case the Issuer will pay a fee and/or compensation securities on terms as set out in such agency agreement;

(i)	finder’s fees or broker’s commissions may be payable by the Issuer to finders who introduce subscribers to the Issuer;
(j)
the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Shares hereunder have been made available for inspection by the Subscriber, its legal counsel and/or its advisor(s);

(k)
all of the information which the Subscriber has provided to the Issuer is correct and complete, and if there should be any change in such information prior to the Closing, the Subscriber will immediately notify the Issuer, in writing, of the details of any such change;

(l)
the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaire and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement or the Questionnaire;

(m)
the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and
(ii)	applicable resale restrictions;
(n)
there may be material tax consequences to the Subscriber of an acquisition or disposition of the Shares and the Issuer gives no opinion and makes no representation to the Subscriber with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax laws that may apply to the Subscriber’s acquisition or disposition of the Shares;

(o)
the Subscriber consents to the placement of a legend or legends on any certificate or other document evidencing any of the Shares setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement, with such legend(s) to be substantially as follows:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).
NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.
UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [four months and one day from the Closing Date.].
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (THE “TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

(p)
the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Shares through a person registered to sell securities under provincial securities laws and other applicable securities laws, and, as a consequence of acquiring the Shares pursuant to such exemption, certain protections, rights and remedies provided by applicable securities laws (including the various provincial securities acts), including statutory rights of rescission or damages, will not be available to the Subscriber;

(q)	no securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Shares;
(r)	there is no government or other insurance covering any of the Shares; and
(s)	this Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Issuer reserves the right to reject this Subscription for any reason whatsoever.
6.	Representations and Warranties of the Subscriber
6.1                          The Subscriber hereby represents and warrants to the Issuer (which representations and warranties will survive the Closing) that:
(a)	the Subscriber is resident in the jurisdiction set out on page 1 of this Agreement;
(b)	if the Subscriber is resident outside of Canada or the United States:
(i)
the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the offer and sale of the Shares,

(ii)
the Subscriber is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable laws or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable securities laws of the International Jurisdiction without the need to rely on any exemptions,

(iii)
the applicable securities laws of the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind from any securities regulator of any kind in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Shares,

(iv)	the purchase of the Shares by the Subscriber does not trigger:
A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction, and
(v)
the Subscriber will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Issuer, acting reasonably;

(c)
the Subscriber: (i) has adequate net worth and means of providing for the Subscriber’s current financial needs and possible personal contingences, (ii) has no need for liquidity in this investment, (iii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of the Subscriber’s prospective investment in the Shares, (iv) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and (v) can afford the complete loss of the Subscription Amount;

(d)
the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(e)
the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(f)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;
(g)	the Subscriber has received and carefully read this Agreement;
(h)
the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks, including those risks disclosed in the Public Record and the possible loss of the entire Subscription Amount;

(i)
the Subscriber has made an independent examination and investigation of an investment in the Shares and the Issuer and agrees that the Issuer will not be responsible in any way for the Subscriber’s decision to invest in the Shares and the Issuer;

(j)	the Subscriber is not an underwriter of, or dealer in, any of the Shares, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;
(k)
the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(l)	no person has made to the Subscriber any written or oral representations:
(i)	that any person will resell or repurchase any of the Shares,
(ii)	that any person will refund the purchase price of any of the Shares, or
(iii)	as to the future price or value of any of the Shares;
(m)
the funds representing the Subscription Amount will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and the Subscriber acknowledges that the Issuer may in the future be required by law to disclose the Issuer’s name and other information relating to this Agreement and the Subscription, on a confidential basis, pursuant to the PATRIOT Act; and

(n)
no portion of the Subscription Amount to be provided by the Subscriber: (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Subscriber, and (iii) the Subscriber shall promptly notify the Issuer if the Subscriber discovers that any of such representations ceases to be true and will provide the Issuer with appropriate information in connection therewith.

6.2                          In this Agreement, the term “U.S. Person” will have the meaning ascribed thereto in Regulation S, and for the purpose of this Agreement includes, but is not limited to: (a) any person in the United States; (b) any natural person resident in the United States; (c) any partnership or corporation organized or incorporated under the laws of the United States; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; or (e) any estate or trust of which any executor or administrator or trustee is a U.S. Person.
7.	Representations and Warranties will be Relied Upon by the Issuer
7.1                          The Subscriber acknowledges and agrees that the representations and warranties contained in this Agreement are made by it with the intention that such representations and warranties may be relied upon by the Issuer and the Issuer’s Counsel in determining the Subscriber’s eligibility to purchase the Shares under applicable laws, or, if applicable, the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase the Shares under applicable laws. The Subscriber further agrees that, by accepting delivery of the certificates representing the Shares, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Shares.
8.	Acknowledgement and Waiver
8.1                          The Subscriber has acknowledged that the decision to acquire the Shares was solely made on the basis of the Public Record.  The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

9.	Legending and Registration of Subject Securities
9.1                          The Subscriber hereby acknowledges that a legend or legends may be placed on the certificates representing the Shares to the effect that the Shares represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities laws, and the Subscriber consent to the placement of such legend(s) on any certificate representing the Shares.
9.2                           The Subscriber hereby acknowledges and agrees to the Issuer making a notation on its records or giving instructions to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Agreement.
10.	Collection of Personal Information
10.1                        The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering.  The Subscriber acknowledges that its personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be included in record books in connection with the Offering and may be disclosed by the Issuer to: (a) stock exchanges or securities regulatory authorities, (b) the Issuer's registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including the Issuer’s Counsel.  By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and to the retention of such personal information for as long as permitted or required by applicable laws.  Notwithstanding that the Subscriber may be purchasing the Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing.
Furthermore, the Subscriber is hereby notified that:
(a)
the Issuer may deliver to any securities commission having jurisdiction over the Issuer, the Subscriber or this Subscription, including any Canadian provincial securities commissions, the United States Securities and Exchange Commission and/or any state securities commissions (collectively, the “Commissions”), certain personal information pertaining to the Subscriber, including the Subscriber’s full name, residential address and telephone number, the number of Shares or other securities of the Issuer owned by the Subscriber, the number of Shares purchased by the Subscriber, the total Subscription Amount paid for the Shares, the prospectus exemption relied on by the Issuer and the date of distribution of the Shares;

(b)	such information is being collected indirectly by the Commissions under the authority granted to them in applicable securities laws;
(c)	such information is being collected for the purposes of the administration and enforcement of applicable securities laws; and
(d)
the Subscriber may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55
20 Queen Street West
Toronto, ON  M5H 3S8
 Telephone:  (416) 593-8086.
11.	Costs
11.1                       The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares will be borne by the Subscriber.
12.	Governing Law
12.1                        This Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.  The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial or undisclosed purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia.
13.	Survival
13.1                       This Agreement, including, without limitation, the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.
14.	Assignment
14.1                       This Agreement is not transferable or assignable.
15.	Severability
15.1                       The invalidity or unenforceability of any particular provision of this Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Agreement.
16.	Entire Agreement
16.1                        Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Issuer or by anyone else.
17.	Notices
17.1                        All notices and other communications hereunder will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy.  Notices to the Subscriber will be directed to the address of the Subscriber set forth on page 1 of this Agreement and notices to the Issuer will be directed to it at the address of the Issuer set forth on page 2 of this Agreement.

18.	Execution of Subscription Agreement and Electronic Means
18.1                        The Issuer and the Issuer’s Counsel will be entitled to rely on delivery by email or other means of electronic communication capable of producing a printed copy of an executed copy of this Agreement, and acceptance by the Issuer of such email or electronic copy will be equally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms hereof as of the Closing Date. If less than a complete copy of this Agreement is delivered to the Issuer or the Issuer’s Counsel prior to or at the Closing, the Issuer and the Issuer’s Counsel are entitled to assume that the Subscriber accepts and agreed to all of the terms and conditions of the pages of this Agreement that have not been delivered by the Subscriber.
19.	Counterparts
19.1                        This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, will constitute an original and all of which together will constitute one instrument.
20.	Exhibits
20.1                       The exhibits attached hereto form part of this Agreement.
21.	Indemnity
21.1                        The Subscriber will indemnify and hold harmless the Issuer and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, the Questionnaire or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith.

EXHIBIT A
CANADIAN INVESTOR QUESTIONNAIRE
(ALBERTA, BRITISH COLUMBIA, MANITOBA, NEWFOUNDLAND AND LABRADOR, NEW BRUNSWICK, NOVA SCOTIA, ONTARIO, PRINCE EDWARD ISLAND, QUEBEC, AND SASKATCHEWAN)
TO: COUNTERPATH CORPORATION (the “Issuer”)
RE: Purchase of common shares (the “Shares”) of the Issuer
Capitalized terms used in this Canadian Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Issuer to which this Exhibit A is attached. All dollar amounts referred to in this Questionnaire are in lawful money of Canada, unless otherwise indicated.
In connection with the purchase by the Subscriber (being the undersigned, or if the undersigned is purchasing the Shares as agent on behalf of a disclosed beneficial Subscriber, such beneficial Subscriber, will be referred herein as the “Subscriber”) of the Shares, the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber:
(i)	is purchasing the Shares as principal (or deemed principal under the terms of National Instrument 45-106 – Prospectus Exemptions adopted by the Canadian Securities Administrators (“NI 45-106”));
(ii)	(A)	is resident in or is subject to the laws of one of the following (check one):
☐ Alberta	☐ New Brunswick	☐ Prince Edward Island
☐ British Columbia	☐ Nova Scotia	☐ Quebec
☐ Manitoba	☐ Ontario	☐ Saskatchewan
☐ Newfoundland and Labrador
☐ United States: _________________________ (List State of Residence)
or
(B)	☐ is resident in a country other than Canada or the United States; and
(iii)	has not been provided with any offering memorandum in connection with the purchase of the Shares.
In connection with the purchase of the Shares of the Issuer, the Subscriber hereby represents, warrants, covenants and certifies that the Subscriber meets one or more of the following criteria:

I. MINIMUM AMOUNT INVESTMENT
(i)	the Subscriber is not an individual as that term is defined in applicable Canadian securities laws,
(i)	the Subscriber is purchasing the Shares as principal for its own account and not for the benefit of any other person,
(ii)	the Shares have an acquisition cost to the Subscriber of not less than $150,000, payable in cash at the Closing, and
(iii)
the Subscriber was not created and is not being used solely to purchase or hold securities in reliance on the prospectus exemption provided under Section 2.10 of NI 45-106, it pre-existed the Offering and has a bona fide purpose other than investment in the Shares.

The Subscriber agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the Closing and acknowledges that they will survive the completion of the issue of the Shares.
The Subscriber acknowledges that the foregoing representations and warranties are made by the Subscriber with the intent that they be relied upon in determining the suitability of the Subscriber to acquire the Shares and that this Questionnaire is incorporated into and forms part of the Agreement and the undersigned undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Shares.
The Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth in the Agreement or in this Questionnaire which takes place prior to the Closing.By completing this Questionnaire, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable laws.
DATED as of _______ day of __________________, 2016.
_________________________________________________________
Print Name of Subscriber (or person signing
as agent of the Subscriber)

By:____________________________________________________
 Signature

 ____________________________________________________
 Print Name and Title of Authorized
 Signatory (if Subscriber is not an individual)

CW